usbank

For Bank Use Only	Reviewed by
Due MAY 10, 2017	
Customer # [redacted]	Loan # 18

INSTALLMENT OR SINGLE PAYMENT NOTE
(Breakfunding Indemnity)

$ 880,000.00 MAY 10, 2012

FOR VALUE RECEIVED, the undersigned borrower (the "**Borrower**"), promises to pay to the order of U.S. BANK N.A. (the "**Bank**"), the principal sum of EIGHT HUNDRED EIGHTY THOUSAND AND NO/100 Dollars ($ 880,000.00) (the "**Loan Amount**").

1. **Terms for Advance(s). [Choose One:]**

[X] **Single Advance.**

[ ] **Multiple Advances.** Prior to n/a or the earlier termination hereof, the Borrower may obtain advances from the Bank under this Installment or Single Payment Note (the "**Note**") in an aggregate amount not exceeding the Loan Amount. Although this Note is expressed as payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.

2. **Interest.**
The unpaid principal balance will bear interest at an annual rate of 3.150%.

3. **Payment Schedule.**
Principal and interest are payable in 59 installments of $11,706.05 each, beginning JUNE 10, 2012, and on the same date of each consecutive month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final payment equal to all unpaid principal and accrued interest on MAY 10, 2017, the maturity date.

4. **Closing Fee.** [ ] If checked here, the Borrower will pay the Bank a one-time closing fee of $ n/a contemporaneously with execution of this Note. This fee is in addition to all other fees, expenses and other amounts due hereunder.

5. **Late Payment Fee.** Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00 % of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

6. **Calculation of Interest.** Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360, which pursuant to Iowa Stats. Section 537.2601 is the equivalent computation as using the same stated interest rate calculated on a 365 day basis times 1.0138.

7. **Default Interest Rate.** Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

8. **Maximum Rate.** In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

9. **Prepayment. There shall be no prepayments of this Note, provided that the Bank may consider requests for its consent with respect to prepayment of this Note, without incurring an obligation to do so, and the Borrower acknowledges that in the event that such consent is granted, the Borrower shall be required to pay the Bank, upon prepayment of all or part of the principal amount before final maturity, a prepayment indemnity ("Prepayment Fee") equal to the greater of zero, or that amount, calculated on any date of prepayment ("Prepayment Date"), which is derived by subtracting: (a) the principal amount of the Note or portion of the Note to be prepaid from (b) the Net Present Value of the Note or portion of the Note to be prepaid on such Prepayment Date; provided, however, that the Prepayment Fee shall not in any event exceed the maximum prepayment fee permitted by applicable law.**

"**Net Present Value**" shall mean the amount which is derived by summing the present values of each prospective payment of principal and interest which, without such full or partial prepayment, could otherwise have been received by the Bank over the shorter of the remaining contractual life of the Note or next repricing date if the Bank had instead initially invested the Note proceeds at the Initial Money Market Rate. The individual discount rate used to present value each prospective payment of interest and/or principal shall be the Money Market Rate at Prepayment for the maturity matching that of each specific payment of principal and/or interest.

"**Initial Money Market Rate**" shall mean the rate per annum, determined solely by the Bank, on the first day of the term of this Note or the most recent repricing date or as mutually agreed upon by the Borrower and the Bank, as the rate at which the Bank would be able to borrow funds in Money Markets for the amount of this Note and with an interest payment frequency and principal repayment schedule equal to this Note and for a term as may be arranged and agreed upon by the Borrower and the Bank, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation. Borrower acknowledges that the Bank is under no obligation to actually purchase and/or match funds for the Initial Money Market Rate of this Note.

"**Money Market Rate At Prepayment**" shall mean that zero-coupon rate, calculated on the Prepayment Date, and determined solely by the Bank, as the rate at which the Bank would be able to borrow funds in Money Markets for the prepayment amount matching the maturity of a specific prospective Note payment or repricing date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation. A separate Money Market Rate at Prepayment will be calculated for each prospective interest and/or principal payment date.

"**Money Markets**" shall mean one or more wholesale funding markets available to the Bank, including negotiable certificates of deposit, commercial paper, eurodollar deposits, bank notes, federal funds, interest rate swaps or others.

In calculating the amount of such Prepayment Fee, the Bank is hereby authorized by the Borrower to make such assumptions regarding the source of funding, redeployment of funds and other related matters, as the Bank may deem appropriate. If the Borrower fails to pay any Prepayment Fee when due, the amount of such Prepayment Fee shall thereafter bear interest until paid at the default rate specified in this Note (computed on the basis of a 360-day year, actual days elapsed). Any prepayment of principal shall be accompanied by a payment of interest accrued to date thereon; and said prepayment shall be applied to the principal installments in the inverse order of their maturities. All prepayments shall be in an amount of at least $100,000 or, if less, the remaining entire principal balance of the loan.

10. **Additional Terms.**

11. **Financial Information .** The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may reasonably request; and (iii) without request, provide the Bank with annual financial statements prepared by an accounting firm acceptable to the Bank within 120 days of the end of each fiscal year.

12. **Credit Balances; Setoff.** As additional security for the payment of the obligations described in this Note or any document securing or related to the loan evidenced by this Note (collectively the "**Loan Documents**") and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the "**Obligations**"), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively "**Setoff**"). The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) Setoff against the Obligations **whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.**

13. **Advances and Paying Procedure.** The Bank is authorized and directed to credit any of the Borrower's accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal, interest or expenses due under the Note or other amount due hereunder on the due date with respect thereto. Payments due under the Note and other Loan Documents will be made in lawful money of the United States. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects. If, upon any request by the Borrower to the Bank to issue a wire transfer, there is an inconsistency between the name of the recipient of the wire and its identification number as specified by the Borrower, the Bank may, without liability, transmit the payment via wire based solely upon the identification number.

14. **Defaults. Notwithstanding any cure periods described below, the Borrower shall immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below.** Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following shall constitute a default:

(a) **Nonpayment.** The Borrower shall fail to pay (i) any interest due on this Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of this Note when due.

(b) **Nonperformance.** The Borrower or any guarantor of the Borrower's Obligations to the Bank ("**Guarantor**") shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or (g) of this paragraph 14) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

(c) **Misrepresentation.** Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Note or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

(d) **Default on Other Obligations.** The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

(e) **Judgments.** Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

(f) **Inability to Perform; Bankruptcy/Insolvency.** (i) The Borrower or any Guarantor shall die or cease to exist; or (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantor shall become the subject of any out-of-court settlement with its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature; or (vi) if the Borrower is a limited liability company, any member thereof shall withdraw or otherwise become disassociated from the Borrower.

(g) **Adverse Change; Insecurity.** (i) There is a material adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) the Bank in good faith deems itself insecure.

15. **Termination of Loans; Additional Bank Rights.** Upon the occurrence of any of the events identified in paragraph 14, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve the Bank's interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower's expense; all without demand or notice of any kind, all of which are hereby waived.

16. **Acceleration of Obligations.** Upon the occurrence of any of the events identified in paragraph 14(a) through 14(e) and 14(g), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under paragraph 14(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. **Nothing contained in paragraph 14 or 15 or this paragraph shall limit the Bank's right to Setoff as provided in this Note.**

17. **Collateral.** This Note is secured by any and all security interests, pledges, mortgages/deeds of trust (except any mortgage/deed of trust expressly limited by its terms to a specific obligation of Borrower to Bank) or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank (unless prohibited by law), including, without limitation, as described in the following documents: Mortgage/Deed of Trust dated 05/10/12

18. **Guaranties.** This Note is guarantied by each and every guaranty now or hereafter in existence guarantying the indebtedness of the Borrower to the Bank (except for any guaranty expressly limited by its terms to a specific separate obligation of Borrower to the Bank) including, without limitation, the following:

19. **Additional Bank Rights.** Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

20. **Warranties.** The Borrower makes the following warranties: (A) This Note and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. (B) The execution, delivery and performance of this Note and all other Loan Documents to which the Borrower is a party (i) are within the borrower's power; (ii) have been duly authorized by all appropriate entity action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. (C) If the Borrower is not an individual, the Borrower is validly existing and in good standing under the laws of its state of organization, has all requisite power and authority and possesses all licenses necessary to conduct its business and own its properties.

21. **Waivers; Relationship to Other Documents.** All Borrowers, endorsers, sureties and guarantors waive presentment, protest, demand, and notice of dishonor. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege

hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The warranties, covenants and other obligations of the Borrower (and rights and remedies of the Bank) in this Note and all related documents are intended to be cumulative and to supplement each other.

22. **Expenses and Attorneys' Fees.** Upon demand, the Borrower will immediately reimburse the Bank and any participant in the Obligations (**"Participant"**) for all attorneys' fees and all other costs, fees and out-of-pocket disbursements incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Note or any of the other Loan Documents, including attorneys' fees and all other costs and fees (a) incurred before or after commencement of litigation or at trial, on appeal or in any other proceeding, (b) incurred in any bankruptcy proceeding and (c) related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filing, perfecting or confirming the priority of the Bank's lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank). The Borrower will also reimburse the Bank and any Participant for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral.

23. **Applicable Law and Jurisdiction; Interpretation; Joint Liability; Severability.** This Note and all other Loan Documents shall be governed by and interpreted in accordance with the internal laws of the State of Iowa, except to the extent superseded by Federal law. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Note, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank's receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers shall be joint and several, and the reference to "Borrower" shall be deemed to refer to all Borrowers. Invalidity of any provision of this Note shall not affect the validity of any other provision.

24. **Successors.** The rights, options, powers and remedies granted in this Note and the other Loan Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank, including without limitation any purchaser of any or all of the rights and obligations of the Bank under the Note and the other Loan Documents. The Borrower may not assign its rights or obligations under this Note or any other Loan Documents without the prior written consent of the Bank.

25. **Disclosure.** The Bank may, in connection with any sale or potential sale of all or any interest in the Note and other Loan Documents, disclose any financial information the Bank may have concerning the Borrower to any purchaser or potential purchaser. From time to time, the Bank may, in its discretion and without obligation to the Borrower, any Guarantor or any other third party, disclose information about the Borrower and this loan to any Guarantor, surety or other accommodation party. This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors, sureties or other accommodation parties advised of its financial condition and other matters which may be relevant to their obligations to the Bank.

26. **Copies; Entire Agreement; Modification.** The Borrower hereby acknowledges the receipt of a copy of this Note and all other Loan Documents. This Note is a "transferable record" as defined in applicable law relating to electronic transactions. Therefore, the holder of this Note may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Note that is an authoritative copy as defined in such law. The holder of this Note may store the authoritative copy of such Note in its electronic form and then destroy the paper original as part of the holder's normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK, WHICH OCCURS AFTER RECEIPT BY BORROWER OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

27. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

28. Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Installment or Single Payment Note, are hereby expressly incorporated by reference.

[SIGNATURE(S) ON NEXT PAGE]

(Individual Borrower)

Art's-Way Manufacturing Co., Inc.
Borrower Name (Organization)

a Delaware Corporation

Borrower Name N/A

By [signature]

Name and Title J Ward McConnell Jr, Chairman of the Board

Borrower Name N/A

By ______

Name and Title ______

Borrower Address: 5556 Hwy 9 W, Armstrong, IA 50514

Borrower Telephone No.: ______

usbank.

CORPORATE RESOLUTION FOR BORROWING AND/OR PLEDGING ASSETS

Art's-Way Manufacturing Co., Inc.

NAME OF CORPORATION

WHEREAS, this corporation may enter into financial transactions or accommodations with U.S. BANK N.A. (the "**Bank**") from time to time;

NOW, THEREFORE, RESOLVED, that any 1 of the officers of this corporation denoted below: **[mark authorized officers]**

☒ Chairman of the Board	☐ Treasurer	☐ Other:
☒ President	☐ Secretary	☐ Other:
☐ Any Vice President	☐ Any Assistant Treasurer	☐ Other:
	☐ Any Assistant Secretary	☐ Other:

is (are) authorized, on behalf of and in the name of this corporation, (a) to borrow money from the Bank from time to time in such amounts as such officer(s) shall deem advisable; (b) to make, execute, seal with the corporate seal, and deliver to the Bank, from time to time, loan agreements, disbursing agreements, notes, applications for letters of credit, and other evidence of or agreements concerning such indebtedness, in such amounts with such maturities, at such rates of interest, and upon such terms and conditions as said officer(s) shall approve; (c) to pledge, assign, mortgage or otherwise grant a security interest in any or all real property, fixtures, tangible or intangible personal property, or any other assets of this corporation, to execute, seal with the corporate seal, and deliver to the Bank such security agreements, chattel mortgages, assignments, financing statements, real estate mortgages, deeds of trust, lease or rental assignments, assignments of life insurance, agreements not to encumber, or other agreements respecting any or all interests in real or personal property now owned or hereafter acquired by this corporation as may be requested by the Bank to secure any obligations of this corporation to the Bank or to secure the obligations of a third party to the Bank, now existing or hereafter arising, all upon such terms and conditions as said officer(s) shall approve, and to perform such acts required of this corporation in such agreements or otherwise to perfect such security interests; (d) to sell to the Bank, with or without recourse, accounts, contract rights, general intangibles, instruments, documents, chattel paper, equipment, inventory, insurance policies, deposit accounts, rights in action or other personal property of this corporation; (e) to endorse or assign and deliver such property to the Bank, and from time to time to withdraw and make substitutions of such property, or to sell such property to third persons and cause the proceeds of such sales to be applied against the obligations of this corporation to the Bank; (f) to give subordinations, guaranties or other financial accommodations to the Bank (it being the judgment of the governing body of this corporation that any such guaranties may reasonably be expected to benefit the corporation); and (g) to endorse and deliver for discount with the Bank, notes, certificates of deposit, bills of exchange, orders for the payment of money, chattel paper, commercial, or other business paper, howsoever drawn, either belonging to or coming into the possession of this corporation. The signature(s) of said officer(s) appearing on any of the foregoing instruments shall be conclusive evidence of (his/her) (their) approval thereof.

FURTHER RESOLVED, that the authority granted to the officers of this corporation shall continue in full force and effect, and said Bank may rely thereon in dealing with such officers, unless and until written notice of any change in or revocation of such authority shall be delivered to said Bank to the attention of Commercial Loan Servicing by an officer or director of this corporation, and any action taken by said officers and relied on by said Bank pursuant to the authority granted herein prior to its receipt of such written notice shall be fully and conclusively binding on this corporation.

FURTHER RESOLVED, that the actions of any officer of this corporation heretofore taken in borrowing money from the Bank for and on behalf of this corporation, and in securing such indebtedness in any manner authorized herein, and in selling or assigning property of this corporation to the Bank with or without recourse, and in discounting with the Bank commercial and other business paper, be and the same hereby are in all respects ratified, confirmed and approved.

FURTHER RESOLVED, that in consideration of any loans or other financial accommodation made by the Bank to this corporation, this corporation shall be authorized to and shall assume full responsibility for and hold the Bank harmless from any and all payments made or any other actions taken by the Bank in reliance upon the signatures, including facsimiles thereof, of any person or persons holding the offices of this corporation designated above regardless of whether or not the use of the facsimile signature was unlawful or unauthorized and regardless of by whom or by what means the purported signature or facsimile signature may have been affixed to any instrument if such signatures reasonably resemble the specimen or facsimile signatures as provided to the Bank, or for refusing to honor any signatures not provided to the Bank; and that this corporation agrees to indemnify the Bank against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by the Bank resulting from or arising out of any such payment or other action. The foregoing indemnification shall be effective and may be enforced by the Bank upon delivery to the Bank of a copy of this resolution certified by the Secretary, Assistant Secretary or any other officer of this corporation.

FURTHER RESOLVED, that the Secretary, Assistant Secretary or any other officer of this corporation is authorized and directed to certify to the Bank the foregoing resolutions and that the provisions thereof are in conformity with the Articles of Incorporation and By-Laws of this corporation and to certify to the Bank the names of the persons now holding the offices referred to above and any changes hereafter in the persons holding said offices together with specimens of the signatures of such present and future officers.

FURTHER RESOLVED, that all prior resolutions of this corporation authorizing the borrowing of money from the Bank and the securing thereof, be and they hereby are rescinded and superseded as to all borrowings from the Bank and security transactions with respect thereto effected after the date of adoption of these resolutions.

I HEREBY CERTIFY that I am the duly elected, qualified and acting Secretary (or as otherwise designated below) and the custodian of the records of the above-named corporation, a corporation organized and existing and in good standing under the laws of the State of Delaware. The foregoing resolutions (i) are true and correct copies of the resolutions duly adopted in accordance with law and the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation and that such resolutions are now in full force and effect without modifications and are duly recorded in the minute book of the corporation or (ii) are otherwise in conformity with existing resolutions, the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation, and permit the officers designated herein to undertake all the activities set forth above.

I FURTHER CERTIFY that set forth below are the true titles, names and genuine signatures of the duly elected or appointed, qualified and acting officers of said corporation presently holding such offices who are authorized under the foregoing resolutions:

Title	Name*	Signature*
Chairman of the Board	J Ward McConnell Jr	J Ward McConnell Jr.
President	Carrie Majeski	Carrie Majeski
Vice President		
Treasurer		
Secretary		
Assistant Treasurer		
Assistant Secretary		
Other	Name & Title	
Other	Name & Title	
Other	Name & Title	
Other	Name & Title	

I FURTHER CERTIFY that copies of the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation which have heretofore been delivered to the Bank or which are delivered herewith are true and correct copies and that such Charter or Articles or Certificate and By-Laws or Code of Regulations, as applicable, are presently in full force and effect.

IN WITNESS WHEREOF, I have affixed my name in my official capacity and have caused the corporate seal of the corporation to be hereunto affixed on 05/10/2012.

(CORPORATE SEAL)

Carrie Majeski

Secretary

*Only the names and signatures of officers who will act in transactions with the Bank need be inserted.

7431732097

usbank.

INSURANCE COVERAGE FOR THE BENEFIT OF BANK

TO: INSURANCE AGENT

888 467 0088
Policy Number

Telephone Number

Hughes Ins
Insurance Company Name

Hughes Hughes
Insurance Agent's Name

Address

City State Zip Code

OWNER:
Art's-Way Manufacturing Co., Inc.

Name
5556 Hwy 9 W

Address
Armstrong, IA 50514

City State Zip Code

As set forth below, this is a request and authorization that you name " U.S. BANK N.A. " (the "**Bank**") as "Lenders Loss Payee" and/or "Mortgagee Payee" under our property coverage from ______________________ (insert name of insurance company) as follows:

[Fill Out the Appropriate Sections]

☐ Lenders Loss Payee on all our tangible personal property in the minimum amount of $ ______ and on any Business Interuption Insurance we have bound.

☐ Lenders Loss Payee on that equipment described below or on the attached sheet in the minimum amount of $ ______

☐ Lenders Loss Payee on motor vehicles up to their insurable value, as described below or on the attached sheet.

Year	Make	Model	VIN/Serial Number
Year	Make	Model	VIN/Serial Number

☒ Mortgagee Payee on real estate at the following locations with coverage in the amounts specified:

Address	City	State	Amount of Coverage
101 Dayton Ave, Ames, IA			$ 880,000.00
Address	City	State	$ Amount of Coverage
Address	City	State	$ Amount of Coverage

The Bank will require a binder or certificate showing such coverage and listing the Bank as **Lenders Loss Payee** and/or **Mortgagee Payee** as stated above, or, alternatively, please provide the Bank with language from the policy showing its "Lender Loss Payee" and/or "Mortgagee Payee" coverage. Such coverage should insure that the Bank is paid in the event of loss despite any neglect on our part, and that the Bank is given prior notice of cancellation.

Lastly, the Bank requires that there be no other loss payee and/or mortgagee payee on its collateral without its consent. If there presently exists any other loss payee and/or mortgagee payee on such collateral, please itemize such parties and their insured collateral on a separate attachment.

Please send the binder/certificate and any applicable loss payee/mortgagee list to: U.S. BANK N.A.
Attn: Corporate Loan Servicing Center-
Commercial Collateral
#7431732097
P.O. BOX 3487
OSHKOSH, WI 54903-3487

Please direct any questions regarding this request to 1-877-320-8301. Thank you for your assistance.

Art's-Way Manufacturing Co., Inc.
(Owner Name)

By: J Ward McConnell Jr.
(Owner's Signature)

Name and Title: J Ward McConnell Jr
Chairman of the Board
(For Company Only)

Form **W-9** (Rev. November 2005) Department of the Treasury Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Please print or type

Name (as shown on your income tax return)
Art's-Way Manufacturing Co., Inc.

Business name, if different from above.

Check appropriate box: ☐ Individual/Sole proprietor ☒ Corporation ☐ Partnership ☐ Other ▶ ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)
5556 Hwy 9 W

Requester's name and address (optional)

City, state, and ZIP code
Armstrong, IA 50514

List account number(s) here (optional)
7431732097-

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part 1 instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to Get a TIN* on page 3.

Social security number

or

Employer identification number
42-0920725

Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here Signature of U.S. person ▶ [signature] Date ▶ 5/9/12

Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

- An individual who is a citizen or resident of the United States,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or
- Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules regarding partnerships* on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	**THEN the payment is exempt for . . .**
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see *Limited liability company (LLC)* on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.socialsecurity.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see *Exempt From Backup Withholding* on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or single-owner LLC	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Sole proprietorship or single-owner LLC	The owner [3]
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules regarding partnerships* on page 1.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Filed By / Return To: ATS of Story County
212 SE 16th Street, Ames, IA 50010
File No. 12-1136

Instrument:2012- 00004986
Date:May 11,2012 03:06:49P
Rec Fee: 40.00 E-Com Fee: 1.00
Aud Fee: .00 Trans Tax: .00
Rec Management Fee: 1.00
Non-Standard Page Fee: .00
Filed for record in Story County, Iowa
Susan L. Vande Kamp, County Recorder

This instrument was drafted by: Douglas P Ragaller Address: 400 CITY CENTER, OSHKOSH, WI 54901 Phone Number: 1-877-320-8301

After recording return to: U.S. BANK N.A., ~~COLLATERAL DEPARTMENT, P.O. BOX 3487, OSHKOSH, WI 54903-3487~~ ATTN: ROBYN DODD, 405 MAIN ST, AMES, IA 50010

MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS IOWA REAL ESTATE

7431732097

Grantor(s): Art's-Way Manufacturing Co., Inc.

Grantees: U.S. BANK N.A.

Legal Description: See Page 2

Parcel Identification Number: 09-01-477-080

This Mortgage, Security Agreement and Assignment of Rents ("**Mortgage**") is made and entered into by the undersigned borrower(s), guarantor(s) and/or other obligor(s) (collectively the "**Mortgagor**") in favor of U.S. BANK N.A. (the "**Bank**") as of the date set forth below.

NOTICE: THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF $ 880,000.00 . LOANS AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY RECORDED OR FILED MORTGAGES AND LIENS.

ARTICLE I. MORTGAGE/SECURITY INTEREST

1.1 **Grant of Mortgage/Security Interest.** For consideration received, the Mortgagor hereby sells, mortgages, conveys, grants a security interest and collaterally assigns to the Bank the Mortgaged Property (defined below) to secure all of the Mortgagor's Obligations (defined below) to the Bank. The intent of the parties hereto is that the Mortgaged Property secures all Obligations of the Mortgagor to the Bank, whether or not such Obligations exist under this Mortgage or any other agreements, whether now or hereafter existing, between the Mortgagor and the Bank or in favor of the Bank, including, without limitation, any note, any loan or security agreement, any lease, any other mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or reimbursement agreement or banker's acceptance, any agreement for any other services or credit extended by the Bank to the Mortgagor even though not specifically enumerated herein and any other agreement with the Bank (together and individually, the "**Loan Documents**").

1.2 "**Mortgaged Property**" means all of the following whether now owned or existing or hereafter acquired by the Mortgagor, wherever located: all the real estate described below or in **Exhibit A** attached hereto (the "**Land**"), together with all buildings, structures, standing timber, timber to be cut, fixtures, furnishings, inventory, equipment, machinery, apparatus, appliances, and articles of personal property of every kind and nature whatsoever, (and all proceeds and products thereof) now or hereafter located on the Land, or any part thereof, and used in connection with the Land and improvements; all materials, contracts, drawings and personal property relating to any construction on the Land; and all other improvements now or hereafter constructed, affixed or located thereon (the "**Improvements**") (the Land and the Improvements collectively the "**Premises**"); any and all easements, rights-of-way, licenses, privileges, and appurtenances thereto; any and all lease or other agreements for the use or occupancy of the Premises, and all the rents, issues, profits or any proceeds therefrom and all security deposits and any guaranty of a

tenant's obligation thereunder (collectively the "**Rents**"); all awards as a result of condemnation, eminent domain or other decrease in value of the Premises and all insurance and other proceeds of the Premises; and any interest of Mortgagor in and to the land lying within any street or roadway adjoining the Premises and any strips and gores adjoining the Premises or any part thereof.

The Land is described as follows (or in Exhibit A hereto if the description does not appear below):

Lot 5 Block 3 Landfill Addition to Ames, Story County, IA

Property Located At: 101 Dayton Ave, Ames, IA 50010

1.3 "**Obligations**" means all loans by the Bank to Art's-Way Manufacturing Co., Inc.

including those loans evidenced by a note or notes dated MAY 10, 2012 in the initial principal amount(s) of $ 880,000.00

and any extensions, renewals, restatements and modifications thereof and all principal, interest, fees and expenses relating thereto (the "**Note**"); and also means all the Mortgagor's debts, liabilities, obligations, covenants, warranties, and duties to the Bank (plus its affiliates including any credit card debt, but specifically excluding any type of consumer credit), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and regardless of whether such Obligations arise out of existing or future credit granted by the Bank to any Mortgagor, to any Mortgagor and others, to others guaranteed, endorsed or otherwise secured by any Mortgagor or to any debtor-in-possession/successor-in-interest of any Mortgagor, and principal, interest, fees, expenses and charges relating to any of the foregoing, including without limitation, costs and expenses of collection and enforcement of this Mortgage, attorneys' fees and environmental assessment or remediation costs.

1.4 **Homestead.** The Premises are not (are) (are not) the homestead of the Mortgagor.

ARTICLE II. WARRANTIES AND COVENANTS

In addition to all other warranties and covenants of the Mortgagor under the Loan Documents which are expressly incorporated herein as part of this Mortgage, including the covenants to pay and perform all Obligations, and while any part of the credit granted the Mortgagor under the Loan Documents is available or any Obligations of the Mortgagor to the Bank are unpaid or outstanding, the Mortgagor continuously warrants and agrees as follows:

2.1 **Warranty of Title/Possession.** The Mortgagor has sole and exclusive title to and possession of the Premises, excepting only the following "**Permitted Encumbrances**": restrictions and utility easements of record and zoning ordinances (the terms of which are and will be complied with, and in the case of easements, are and will be kept free of encroachments); taxes and assessments not yet due and payable; and those Permitted Encumbrances set forth on **Exhibit B** attached hereto (except that if no Exhibit B is attached there will be no additional Permitted Encumbrances). The lien of this Mortgage, subject only to Permitted Encumbrances, is and will continue to be a valid first and only lien upon all of the Mortgaged Property.

2.2 **Maintenance; Waste; Alteration.** The Mortgagor will maintain the Premises in good and tenantable condition and will restore or replace damaged or destroyed Improvements with items of at least equal utility and value. The Mortgagor will not commit or permit waste to be committed on the Premises. The Mortgagor will not remove, demolish or materially alter any part of the Premises without the Bank's prior written consent, except the Mortgagor may remove a fixture or item of personal property, provided the fixture or item of personal property is promptly replaced with another fixture or item of personal property of at least equal utility. The replacement fixture or item of personal property will be subject to the priority lien and security interest of this Mortgage.

2.3 **Due on Sale; Transfer.** If all or any part of the Mortgagor's interest in the Premises is sold, conveyed, assigned, mortgaged, encumbered, hypothecated or transferred without the Bank's prior written consent, the Bank may, at the Bank's sole option, declare all sums secured hereby immediately due and payable.

2.4 **Escrow.** After written request from the Bank, the Mortgagor will pay to the Bank sufficient funds at such time as the Bank designates, to pay (i) the estimated annual real estate taxes and assessments on the Premises; (ii) all property or hazard insurance premiums when due; and (iii) flood insurance premiums, if required. Unless required by Iowa law, interest will not be paid by the Bank on any escrow funds. Escrowed funds may be commingled with other funds of the Bank. All escrowed funds are hereby pledged as additional security for the Obligations.

2.5 **Taxes, Assessments, and Charges.** To the extent not paid to the Bank under 2.4 above, the Mortgagor will pay before they become delinquent all taxes, assessments and other charges now or hereafter levied or assessed against the Premises, against the Bank based upon this Mortgage or the Obligations secured by this Mortgage, or upon the Bank's interest in the Premises, and will deliver to the Bank receipts showing timely payment.

2.6 **Insurance.** The Mortgagor will continually insure the Premises, with insurers acceptable to the Bank, against such perils or hazards as the Bank may require, in amounts not less than the unpaid balance of the Obligations or the full replacement value of the Improvements, whichever is less, with acceptable co-insurance provisions. The policies will contain an agreement by each insurer that the policy will not be terminated or modified without at least 30 days' prior written notice to the Bank and will contain a mortgage clause acceptable to the Bank; and the Mortgagor will take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interests) the insurance proceeds from the Improvements. The Mortgagor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to the Bank the proceeds of all such insurance and any premium refund; and authorizes the Bank to endorse the Mortgagor's name to effect the same, to make, adjust or settle, in the Mortgagor's name, any claim on any insurance policy relating to the Premises. The proceeds and refunds will be applied in such manner as the Bank, in its sole and absolute discretion, determines to rebuilding of the Premises or to payment of the Obligations, whether or not then due and payable. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the debt secured hereby, all right, title, and interest of the Mortgagor in and to the proceeds for any loss and to any insurance policies then in force shall pass to the purchaser or grantee, regardless of whether or not there is a deficiency judgment after foreclosure sale or nonjudicial foreclosure.

2.7 **Condemnation.** The Mortgagor will pay to the Bank all compensation received for the taking of the Premises, or any part thereof, by a condemnation proceeding (including payments in compromise of condemnation proceedings), and all compensation received as damages for injury to the Premises, or any part thereof. The compensation will be applied in such manner as the Bank, in its sole and absolute discretion, determines to rebuilding of the Premises or to payment of the Obligations, whether or not then due and payable.

2.8 **Environmental Matters.** Except as specifically disclosed by Mortgagor to Bank in writing prior to the execution of this Mortgage, Mortgagor represents and warrants as follows. There exists no uncorrected violation by the Mortgagor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively "**Environmental Laws**"). The term "**Hazardous Substances**" will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Mortgagor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that the Mortgagor (a) has violated any Environmental Laws; (b) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively "**Remedial Action**"); or (c) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on the Borrower's environmental questionnaire provided to the Bank, there are not now, nor to the Mortgagor's knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Mortgagor during the periods that the Mortgagor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Mortgagor's knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect the Mortgagor or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject

the Mortgagor to Remedial Action or other liability. The Mortgagor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Mortgagor or Remedial Action or other response by or on the part of the Mortgagor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Mortgagor for an alleged violation of Environmental Laws. In the event of any such circumstance or condition, the Mortgagor agrees, at its expense and at the request of the Bank, to permit an environmental audit solely for the benefit of the Bank, to be conducted by the Bank or an independent agent selected by the Bank and which may not be relied on by the Mortgagor for any purpose. This provision shall not relieve the Mortgagor from conducting its own environmental audits or taking any other steps necessary to comply with Environmental Laws.

2.9 **Assignments.** The Mortgagor will not assign, in whole or in part, to anyone other than the Bank, the rents, issues or profits arising from the Premises, without the Bank's prior written consent.

2.10 **Enforcement of Rents and Leases.** Upon default under this Mortgage or any of the Loan Documents or any Obligation (notwithstanding any cure period), the Bank shall be immediately entitled to collect all Rents, and the Bank, at its option, without notice and without seeking or obtaining the appointment of a receiver or taking actual possession of the Premises may (a) give notice to any tenant(s) that the tenant(s) should begin making payments under their lease agreement(s) directly to the Bank or its designee; (b) commence a foreclosure action and file a motion for appointment of a receiver; or (c) give notice to the Mortgagor that the Mortgagor should collect all Rents arising from the Premises and remit them to the Bank upon collection and that the Mortgagor should enforce the terms of the lease(s) to ensure prompt payment by tenant(s) under the lease(s). All Rents received by the Mortgagor shall be held in trust by the Mortgagor for the Bank. All such payments received by the Bank shall be applied, first, in such manner and order as may be prescribed by applicable law, and, second, in any manner and order of payment as the Bank determines to payments required under this Mortgage, the Loan Documents and the Obligations. The Mortgagor agrees to hold each tenant harmless from actions relating to tenant's payments of Rents to the Bank. By virtue of the conveyance of Rents to the Bank, the Bank is not assuming any liability under any leases or tenancy agreements.

2.11 **Right of Inspection.** The Bank may at all reasonable times enter and inspect the Premises.

2.12 **Redemption.** It is agreed that if this Mortgage covers less than ten (10) acres of land, and in the event of the foreclosure of this Mortgage and sale of the property by sheriff's sale in such foreclosure proceedings, the time of one year for redemption from said sale provided by the statutes of the State of Iowa may at the sole option of the Bank be reduced to six (6) months provided the Bank, in such action, files an election to waive any deficiency judgment against the Mortgagor which may arise out of the foreclosure proceedings; all to be consistent with the provisions of Chapter 628 of the Iowa Code. If the redemption period is so reduced, for the first three (3) months after sale such right of redemption shall be exclusive to the Mortgagor, and the time periods in Section 628.5, 625.15 and 628.16 of the Iowa Code shall be reduced to four (4) months.

It is further agreed that the period of redemption after a foreclosure of this Mortgage may at the sole option of the Bank be reduced to sixty (60) days if all of the three following contingencies develop: (1) The Land is less than ten (10) acres in size; (2) the Court finds affirmatively that the premises have been abandoned by the owners and those persons personally liable under this Mortgage at the time of such foreclosure; and (3) the Bank in such action files an election to waive any deficiency judgment against the Mortgagor or its successors in interest in such action. If the redemption period is so reduced, the Mortgagor or its successors in interest or the owner shall have the exclusive right to redeem for the first thirty (30) days after such sale, and the time provided for redemption by creditors as provided in Section 628.5, 628.15 and 628.16 of the Iowa Code shall be reduced to forty (40) days. Entry of appearance by pleading or docket entry by or on behalf of the Mortgagor shall be a presumption that the Premises are not abandoned. Any such redemption period shall be consistent with all of the provisions of Chapter 628 of the Iowa Code. This paragraph shall not be construed to limit or otherwise affect any other redemption provisions contained in Chapter 628 of the Iowa Code.

2.13 **Fixture Filing.** From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to the Improvements and for this purpose the name and address of the debtor is the name and address of the Mortgagor as set forth in this Mortgage and the name and address of the secured party is the name and address of the Bank as set forth in this Mortgage.

2.14 **Business Purpose.** The Loan represented by the Note does not constitute a consumer credit transaction as

defined in Iowa Code Section 537.1301(ii). The loan is for a business or agricultural purpose as defined in Iowa Code Section 535.2(2) (a) (5).

2.15 **Compliance with Leases.** The Mortgagor will comply with all terms, covenants and conditions of any lease(s) affecting the Premises. Mortgagor will not accept any prepayment of rent for more than one month in advance, without the prior written consent of the Bank.

2.16 **Waivers by Mortgagor.** To the greatest extent that such rights may then be lawfully waived, the Mortgagor hereby agrees for itself and any persons claiming under the Mortgagor that it will waive and will not, at any time, insist upon or plead or in any manner whatsoever claim or take any benefit or advantage of (a) any exemption, stay, extension or moratorium law now or at any time hereafter in force; (b) any law now or hereafter in force providing for the valuation or appraisement of the Premises or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained or pursuant to the decree, judgment or order of any court of competent jurisdiction; (c) any law now or at any time hereafter made or enacted granting a right to redeem the Premises so sold or any part thereof or any rights of redemption from sale under any order or decree of foreclosure of this Mortgage; (d) any statute of limitations now or at any time hereafter in force; or (e) any right to require marshalling of assets by the Bank.

ARTICLE III. RIGHTS AND DUTIES OF THE BANK

In addition to all other rights (including setoff) and duties of the Bank under the Loan Documents which are expressly incorporated herein as a part of this Mortgage, the following provisions will also apply:

3.1 **Bank Authorized to Perform for Mortgagor.** If the Mortgagor fails to perform any of the Mortgagor's duties or covenants set forth in this Mortgage, the Bank may perform the duties or cause them to be performed, including without limitation signing the Mortgagor's name or paying any amount so required, and the cost, with interest at the default rate set forth in the Loan Documents, will immediately be due from the Mortgagor to the Bank from the date of expenditure by the Bank to date of payment by the Mortgagor, and will be one of the Obligations secured by this Mortgage. All acts by the Bank are hereby ratified and approved, and the Bank will not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.

ARTICLE IV. DEFAULTS AND REMEDIES

The Bank may enforce its rights and remedies under this Mortgage upon default. A default will occur if the Mortgagor fails to comply with the terms of any Loan Documents or this Mortgage (including any guaranty by the Mortgagor) or defaults under the terms of any other mortgage affecting the Premises, or if any other obligor fails to comply with the terms of any loan documents for which the Mortgagor has given the Bank a guaranty secured by this Mortgage. Upon occurrence of a default, the Bank may declare the Obligations to be immediately due and payable.

4.1 **Cumulative Remedies; Waiver.** In addition to the remedies for default set forth in the Loan Documents, including acceleration, the Bank upon default will have all other rights and remedies for default available by law or equity including foreclosure of this Mortgage. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have. With respect to such rights and remedies:

a. **Receiver; Foreclosure.** The Bank may (and is hereby authorized and empowered to) foreclose this Mortgage in accordance with the law of the State of Iowa, and at any time after the commencement of an action in foreclosure, or during the period of redemption, the court having jurisdiction of the case shall at the request of the Bank appoint a receiver to take immediate possession of the Mortgaged Property and of the revenues and income accruing therefrom, and to rent or cultivate the same as such receiver may deem best for the interest of all parties concerned, and such receiver shall be liable to account to the Mortgagor only for the net profits, after application of rents, issues and profits upon the costs and expenses of the receivership and foreclosure and upon the Obligations. Mortgagor agrees that this Mortgage gives to the Bank the right to possession before sale and termination of the right of redemption, pledges the rents and profits, creates in favor of the Bank a lien upon and interest in the right of possession given by Iowa statute, and upon the revenue which arises from it, and waives the right to challenge the appointment of a receiver.

b. **Nonjudicial Foreclosure.** The Bank may at its option elect to foreclose this Mortgage by nonjudicial procedures allowed by Iowa law.

c. **Waiver by the Bank.** The Bank may permit the Mortgagor to attempt to remedy any default without waiving its rights and remedies hereunder, and the Bank may waive any default without waiving any other subsequent

or prior default by the Mortgagor. Furthermore, delay on the part of the Bank in exercising any right, power or privilege hereunder or at law will not operate as a waiver thereof, nor will any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. **No waiver or suspension will be deemed to have occurred unless the Bank has expressly agreed in writing specifying such waiver or suspension.**

ARTICLE V. MISCELLANEOUS

In addition to all other miscellaneous provisions under the Loan Documents which are expressly incorporated as a part of this Mortgage, the following provisions will also apply:

5.1 **Term of Mortgage.** The Bank's rights under this Mortgage will continue until the Bank's commitment to lend has been terminated or expired, and until all Obligations have been paid in full and performed.

5.2 **Time of the Essence.** Time is of the essence with respect to payment of the Obligations, the performance of all covenants of the Mortgagor and the payment of taxes, assessments, and similar charges and insurance premiums.

5.3 **Subrogation.** The Bank will be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the proceeds of the Note.

5.4 **Choice of Law.** Foreclosure of this Mortgage will be governed by the laws of the state in which the Land is located. For all other purposes, the choice of law specified in the Loan Documents will govern.

5.5 **Severability.** Invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of any other provision.

5.6 **Entire Agreement.** This Mortgage is intended by the Mortgagor and Bank as a final expression of this Mortgage and as a complete and exclusive statement of its terms, there being no conditions to the full effectiveness of this Mortgage. No parol evidence of any nature shall be used to supplement or modify any terms.

5.7 **Joint Liability; Successors and Assigns.** If there is more than one Mortgagor, the liability of the Mortgagors will be joint and several, and the reference to "Mortgagor" shall be deemed to refer to each Mortgagor and to all Mortgagors. The rights, options, powers and remedies granted in this Mortgage and the other Loan Documents shall extend to the Bank and to its successors and assigns, shall be binding upon the Mortgagor and its successors and assigns, and shall be applicable hereto and to all renewals, amendments and/or extensions hereof.

5.8 **Indemnification.** Except for harm arising from the Bank's willful misconduct, the Mortgagor hereby indemnifies and agrees to defend and hold the Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to the Mortgaged Property (including, without limitation, the Mortgagor's failure to perform its obligations relating to Environmental Matters described in Section 2.8 above). This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of this Mortgage and Obligations due the Bank.

5.9 **Notices.** Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

5.10 **Release of Rights of Dower, Homestead and Distributive Share.** Each of the undersigned hereby relinquishes all rights of dower, homestead and distributive share in and to the Mortgaged Property and waives all rights of exemption as to any of the Mortgaged Property.

5.11 **Copy.** The Mortgagor hereby acknowledges the receipt of a copy of this Mortgage, together with a copy of each promissory note secured hereby, and all other documents executed by the Mortgagor in connection herewith.

5.12 **Nonstatutory Liens.** Mortgagor hereby represents, warrants and agrees that the liens granted hereby are not the type of lien referred to in Chapter 575 of the Iowa Code, as now enacted or hereafter modified, amended or replaced. Mortgagor, for itself and all persons claiming by, through or under Mortgagor, agrees that it claims no lien or right to a lien of the type contemplated by Chapter 575 or any other chapter of the Code of Iowa and further waives all notices and rights pursuant to said law with respect to the liens hereby granted, and represents and warrants that it is the sole party entitled to do so and agrees to indemnify and hold harmless Bank from any loss, damage, and costs, including reasonable attorney fees, threatened or suffered by Bank arising either directly or indirectly as a result of any claim of the applicability of said law to the liens hereby granted.

5.13 **Purchase Money Mortgage.**

☐ This Mortgage is a purchase money mortgage as defined by Iowa Code Section 654.12B.

5.14 **Construction Mortgage.**

☐ This Mortgage secures an obligation incurred for the construction of an improvement on land including the acquisition cost of the land, and is a "construction mortgage" within the meaning of Section 554.9334 of the Iowa Uniform Commercial Code. This Mortgage also secures loans or advancements made to directly finance work or improvements upon the real estate described herein, and is a "construction mortgage lien" within the meaning of Section 572.18 of the Iowa Code.

5.15 **Riders.** The rider(s) attached hereto and recorded together with this Mortgage are hereby fully incorporated into this Mortgage.

[Check applicable box(es)]

☐ Construction Loan Rider ☐ Condominium Rider ☐ Second Mortgage Rider

☐ Other(s) (Specify) ______

IN WITNESS WHEREOF, the undersigned has/have executed this MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS as of MAY 10, 2012 .

Art's-Way Manufacturing Co., Inc.

Mortgagor Name (Organization)

a Delaware Corporation

By J Ward McConnell Jr.

Name and Title J Ward McConnell Jr, Chairman of the Board

By ______

Name and Title ______

(Individual Mortgagor)

______

Mortgagor Name N/A

(Individual Mortgagor)

______

Mortgagor Name N/A

NOTE: If individuals are married, both spouses must sign.

[NOTARIZATION ON NEXT PAGE]

(Mortgagor Address)

5556 Hwy 9 W

Armstrong, IA 50514

(Bank Address)

400 CITY CENTER

OSHKOSH, WI 54901

I (WE) UNDERSTAND THAT HOMESTEAD PROPERTY IS IN MANY CASES PROTECTED FROM THE CLAIMS OF CREDITORS AND EXEMPT FROM JUDICIAL SALE; AND THAT BY SIGNING THIS MORTGAGE, I (WE) VOLUNTARILY GIVE UP MY (OUR) RIGHT TO THIS PROTECTION FOR THIS MORTGAGED PROPERTY WITH RESPECT TO CLAIMS BASED UPON THIS MORTGAGE.

Dated: ______________________ ______________________

N/A, Mortgagor
(Type or Print Name)

Dated: ______________________ ______________________

N/A, Mortgagor
(Type or Print Name)

STATE OF Iowa } ss.
COUNTY OF Story }

This instrument was acknowledged before me on 5/10/12 (Date), by J Ward McConnell Jr (Name(s) of Person(s))

as Chairman of the Board
(Type of authority, if any, e.g., officer, trustee; if an individual, state "a married individual" or "a single individual")

of Art's-Way Manufacturing Co., Inc..
(Name of entity on whose behalf the document was executed; use N/A if individual)

(Notarial Seal)

DOUGLAS RAGALLER
Commission Number 717003
My Commission Expires
7/24/14

[signature]

Printed Name: Doug Ragaller

Notary Public, State of: Iowa

My commission expires: 7/24/14